                                                                          Newtek
                                                         Business Services, Inc.

Exhibit 99.1

FOR IMMEDIATE RELEASE

 Newtek Business Services Posts Record Revenue and Earnings for Fiscal Year 2003

      Newtek Small Business Finance Posts Fourth Quarter and Annual Profits

New York, N.Y. - March 2, 2004 - Newtek Business Services, Inc. (NASDAQ: NKBS) (www.newtekbusinessservices.com), a provider of business services and financial products to the small business market, today announced earnings of $0.37 per diluted share for the year ended December 31, 2003, compared to $0.34 per diluted share in 2002. Excluding extraordinary gains, the company earned $0.36 per diluted share for the year ended December 31, 2003, compared to $0.19 per diluted share in 2002. Revenue for the year increased 74% to $60.5 million from $34.7 million in the prior year.

Barry Sloane, chairman and CEO, stated, "We are happy about our record earnings and revenue, and are pleased that approximately 26% of our revenues are coming from our operating business, a 100% improvement over last year and consistent with our plan to become the number one provider of financial products and business services to small and medium-sized businesses. Our SBA lender effectively opened its doors in January of 2003 and posted an after tax profit of $600,000 in its first full year of operations on $7.4 million in revenue. We had a great year in broadening our national strategic alliances and are well-positioned for growth and prosperity in the future years. We look forward to continued success across all of our business lines, growth of our operating business and further development of the Newtek brand."

The company will discuss its results in more detail, including guidance for 2004, during its shareholder conference call this afternoon at 4:10 Eastern, which is accessible by dialing 1-800-299-9630 and providing the pass code 80190523. The company has posted a PowerPoint presentation on its website to guide listeners through the conference call.

Newtek Business Services, Inc. is a premier provider of business services and financial products to the small to medium-sized business market. Newtek's core brands include:

         o        Newtek  Small  Business  Finance:   small  business  and  U.S.
                  government-guaranteed lending services;

         o        Newtek  Merchant   Solutions:   electronic   merchant  payment
                  processing solutions;

         o Newtek Financial Information Systems: outsourced bookkeeping & controller services;

         o Newtek Tax Services: tax filing, preparation and advisory services; and

         o        Newtek Insurance Agency: customized business insurance.


Contacts:
Newtek Business Services
Barry Sloane
Chairman of the Board & CEO
212-356-9500
bsloane@newtekbusinessservices.com

Dave Gentry
Aurelius Consulting Group
407-644-4256
aurelius@cfl.rr.com

                 NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2003 AND 2002

                                                                                                  2003              2002
                                                                                              -------------    -------------
              A S S E T S
Cash and cash equivalents                                                                     $  33,444,611    $  41,171,358
Restricted cash                                                                                   2,107,471               --
Credits in lieu of cash                                                                          71,294,083       41,580,950
SBA loans receivable (net of reserve for possible SBA loan losses of $1,613,613
   as of  December 31, 2003)                                                                     52,050,725       56,073,016
Accounts receivable, (net of allowance of $96,480 and 34,466, respectively)                         469,768          661,351
Receivable from bank                                                                              2,670,353        2,938,309
SBA loans held for sale                                                                           3,619,582               --
Accrued interest receivable                                                                         281,072          285,151
Investments in qualified businesses - equity method investments                                     300,000        3,962,353
Investments in qualified businesses -held to maturity investments                                 1,420,179        1,091,110
Structured insurance product                                                                      3,054,705        2,893,301
Prepaid insurance                                                                                13,282,630       14,056,196
Prepaid expenses and other assets                                                                 2,661,196          575,772
Furniture, fixtures and equipment, (net of accumulated depreciation of $390,011 and
  $190,590, respectively)                                                                           670,715          546,231
Customer merchant accounts (net of accumulated amortization of $269,380 and $67,325,
  respectively)                                                                                   3,024,298          356,675
Goodwill                                                                                          1,832,621        2,862,965
                                                                                              =============    =============

Total assets                                                                                  $ 192,184,009    $ 169,054,738
                                                                                              =============    =============

           LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:

   Accounts payable and accrued expenses                                                      $   6,095,440    $   4,218,367
   Notes payable - certified investors                                                            3,829,973        3,844,181
   Notes payable - insurance                                                                      4,115,136        5,369,896
   Notes payable - other                                                                          1,000,000          480,500
   Borrowings under line of credit                                                                       --          450,000
   Bank notes payable                                                                            51,990,047       53,824,492
   Note payable in credits in lieu of cash                                                       65,697,050       65,196,116
   Deferred tax liability                                                                        10,815,790        3,726,151
                                                                                              =============    =============

       Total liabilities                                                                        143,543,436      137,109,703
                                                                                              =============    =============

   Minority interest                                                                              8,393,151        4,772,741
                                                                                              =============    =============

   Commitments and contingencies                                                                         --               --
   Stockholders' equity:
       Common stock (par value $0.02 per share; authorized 39,000,000 shares, issued and
        outstanding 26,209,211 and 25,341,428, not including 582,980 shares held in escrow)         524,184          506,828
       Additional paid-in capital                                                                26,588,400       20,992,827
       Unearned compensation                                                                     (2,106,588)              --
       Retained earnings                                                                         15,241,426        5,672,639
                                                                                              =============    =============

        Total stockholders' equity                                                               40,247,422       27,172,294
                                                                                              =============    =============

       Total liabilities and stockholders' equity                                             $ 192,184,009    $ 169,054,738
                                                                                              =============    =============

                 NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
              FOR THE YEARS ENDED DECEMBER 31, 2003, 2002, AND 2001


                                                       2003            2002            2001
                                                   ------------    ------------    ------------
Revenue:
  Income from tax credits                          $ 44,933,405    $ 30,603,046    $ 21,497,956
  Credit card processing revenue                      6,297,246       1,584,476         121,418

  Servicing fee and premium income                    2,701,842              --              --
  Interest and dividend income                        4,059,321         900,127       1,845,238
  Recovery of investment permanently written off        350,000          28,635         105,000
  Gain on sale of property                                   --          16,841              --
  Other income                                        2,150,986       1,536,502         335,574
                                                   ------------    ------------    ------------
     Total revenue                                   60,492,800      34,669,627      23,905,186
                                                   ------------    ------------    ------------
Expenses:

  Interest                                           13,878,956      11,485,367      11,577,169
  Payroll and consulting fees                         8,407,347       4,564,954       2,664,716
  Credit card processing direct costs                 3,684,962         632,024          42,348
  Professional fees                                   5,327,789       3,145,246       2,060,635
  Insurance                                           2,468,835       1,951,248       1,529,688
  Write-down of asset held for sale to net
  realizable value                                           --              --         168,071
  Other than temporary decline in value of
  investments                                         1,996,040       1,602,365         476,645
  Equity in net losses of affiliates                         --         729,109       2,279,852
  Provision for loan losses                             473,418              --              --
  Goodwill impairment                                 1,435,232              --              --
   Other                                              4,750,484       3,041,338       1,133,103
                                                   ------------    ------------    ------------
     Total expenses                                  42,423,063      27,151,651      21,932,227
                                                   ------------    ------------    ------------
Income before minority interest, provision
for income taxes and extraordinary items             18,069,737       7,517,976       1,972,959

Minority interest                                    (1,598,040)       (335,324)       (508,783)
                                                   ------------    ------------    ------------

Income before provision for income taxes and
  extraordinary items                                16,471,697       7,182,652       1,464,176
Provision for income taxes                           (7,089,639)     (2,657,410)       (534,616)
                                                   ------------    ------------    ------------

Income before extraordinary items                     9,382,058       4,525,242         929,560
Extraordinary gain on acquisition of minority
  interests                                                  --         907,766              --

Extraordinary gain on acquisition of a business         186,729       2,735,243              --
                                                   ------------    ------------    ------------

Net income                                         $  9,568,787    $  8,168,251    $    929,560
                                                   ------------    ------------    ------------

Weighted average common shares outstanding
  Basic                                              25,777,147      24,183,501      21,889,958
  Diluted                                            26,177,274      24,293,540      21,909,527

Income per share after extraordinary gain
  Basic                                            $        .37    $        .34    $        .04
  Diluted                                          $        .37    $        .34    $        .04

Income per share before extraordinary gain
  Basic                                            $        .36    $        .19    $        .04
  Diluted                                          $        .36    $        .19    $        .04

                 NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES
                                SEGMENT REPORTING
              FOR THE YEARS ENDED DECEMBER 31, 2003, 2002, AND 2001

                                        For the year ended  For the year ended    For the year ended
                                            December 31,        December 31,         December 31,
                                               2003                2002                  2001
                                           ------------        ------------          ------------
Revenue
    SBA Lending                            $  7,390,079        $         --          $         --
    Credit Card Processing                    6,297,246           1,584,476               121,418
    Capco & other                            46,805,475          33,085,151            23,783,768
                                           ------------        ------------          ------------
    Total                                  $ 60,492,800        $ 34,669,627          $ 23,905,186
                                           ------------        ------------          ------------

Income before provision for
income taxes and extraordinary
items

    SBA Lending                            $    751,287        $         --          $         --
    Credit Card Processing                     (920,469)         (1,258,665)              (75,990)
    Capco & other                            16,640,879           8,441,317             1,540,166
                                           ------------        ------------          ------------
    Total                                    16,471,697        $  7,182,652          $  1,464,176
                                           ------------        ------------          ------------

  Depreciation and Amortization
    SBA Lending                            $     50,740        $         --          $         --
    Credit Card Processing                      312,836              58,299                13,579
    Capco & other                               140,599              89,382                60,475
                                           ------------        ------------          ------------
    Total                                  $    504,175        $    147,681          $     74,054
                                           ------------        ------------          ------------


  INTERCOMPANY Revenue eliminated above
    SBA Lending                            $         --        $         --          $         --
    Credit Card Processing                      485,633              86,092                 2,394
    Capco & other                             1,551,503           1,157,655               301,888
                                           ------------        ------------          ------------
    Total                                  $  2,037,136        $  1,243,747          $    304,282
                                           ------------        ------------          ------------

  INTERCOMPANY Expenses eliminated above
    SBA Lending                            $    256,320        $         --          $         --
    Credit Card Processing                      950,874             495,159               264,127
    Capco & other                               709,459             748,588                40,155
                                           ------------        ------------          ------------
    Total                                  $  1,916,653        $  1,243,747          $    304,282
                                           ------------        ------------          ------------


The statements in this release may contain forward-looking statements relating to such matters as anticipated future financial performance, business prospect, legislative developments and similar matters. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward -looking statements. In order to comply with the terms of the safe harbor, the Company notes that a variety of factors could cause the Company's actual results to differ materially from the anticipated results expressed in the Company's forward looking statements such as intensified competition and/or operating problems on its operating business projects and their impact on revenues and profit margins or additional factors as described in Newtek Business Services' previously filed registration statements.